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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 18, 2003

                           SOUTHSIDE BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                     0-12247
                            (COMMISSION FILE NUMBER)

                                   75-1848732
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 1201 S. BECKHAM
                                  TYLER, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      75701
                                   (ZIP CODE)

                                 (903) 531-7111
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

On July 18, 2003, Southside Bancshares, Inc. ("the Registrant") announced financial results for the second quarter and six months ended June 30, 2003, reporting earnings of $3.4 million and $6.8 million, respectively and diluted earnings per common share of $0.34 and $0.68, respectively. A copy of the press release announcing the Registrant's results for the second quarter and six months ended June 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest yield, spread and margin for comparative purposes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

         The following exhibit is filed herewith:

EXHIBIT NO.                                 DESCRIPTION OF EXHIBIT
-----------                -----------------------------------------------------
       99.1                Press Release dated July 18, 2003 with respect to the
                           Registrant's financial results for the second quarter
                           and six months ended June 30, 2003

ITEM 9. REGULATION FD DISCLOSURE.

The information included in this section is intended to be included under "Item
12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On July 18, 2003, the Registrant announced financial results for the second quarter and six months ended June 30, 2003, reporting earnings of $3.4 million and $6.8 million, respectively and diluted earnings per common share of $0.34 and $0.68, respectively. A copy of the press release announcing the Registrant's results for the second quarter and six months ended June 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest yield, spread and margin for comparative purposes.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SOUTHSIDE BANCSHARES, INC.

Date: July 18, 2003                          By: /s/  Lee R. Gibson
                                                 ------------------------------
                                                 Lee R. Gibson
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT NO.                                 DESCRIPTION OF EXHIBIT
-----------                -----------------------------------------------------
       99.1                Press Release dated July 18, 2003 with respect to the
                           Registrant's financial results for the second quarter
                           and six months ended June 30, 2003